Subsequent Events	12 Months Ended
Dec. 31, 2024
Disclosure of nonadjusting events after reporting period [Abstract]
Subsequent Events

23.SUBSEQUENT EVENTS

In January 2025, the Company completed an agreement with Cosa Resource Corp. (“Cosa”). Pursuant to the Agreement, Cosa will acquire a 70% interest in the Company’s 100%-owned Murphy Lake North, Darby, and Packrat properties (the “Properties”) in exchange for approximately 14.2 million common shares of Cosa, $2.25M in deferred equity consideration within five years from the closing date, and a commitment to spend $6.5 million in exploration expenditures at Murphy Lake North and Darby. Upon the close of the transaction, the Company will hold approximately 19.95% of the issued and outstanding common stock of Cosa.